UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 24, 2021

ABEONA THERAPEUTICS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15771	83-0221517
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1330 Avenue of the Americas, 33rd Floor,

New York, NY 10019

(Address of principal executive offices) (Zip Code)

(646) 813-4701
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	ABEO	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 24, 2021, the Board of Directors (the “Board”) of Abeona Therapeutics Inc. (the “Company”) appointed Faith L. Charles and Mark Alvino to serve on the Board effective on March 26, 2021. Ms. Charles and Mr. Alvino will serve as Class 3 directors whose terms will expire at the Company’s annual meeting of stockholders to be held in 2022. Ms. Charles has been appointed to serve as Chair of the Nominating and Corporate Governance Committee and as a member of the Audit Committee. Mr. Alvino has been appointed as Chair of the Compensation Committee and as a member of the Audit Committee.

The Board has determined that each of Ms. Charles and Mr. Alvino qualify as an “independent director” as defined under Nasdaq Listing Rule 5605(a)(2), and meet the criteria for Audit Committee membership under Nasdaq Listing Rule 5605(c)(2). Furthermore, the Board has determined that Mr. Alvino qualifies as an “audit committee financial expert” within the meaning of Item 407(d) of Regulation S-K.

As non-employee directors, Ms. Charles and Mr. Alvino will each receive the same compensation as the other non-employee directors of the Company under the standard arrangements and agreements described in the Company’s 2021 Annual Meeting Proxy Statement. The Company is not aware of any transaction or relationship involving Ms. Charles or Mr. Alvino requiring disclosure under Item 404(a) of Regulation S-K.

As previously reported, on November 5, 2020, the Company received a letter from the Nasdaq Stock Market (“Nasdaq”) indicating that the Company was not in compliance with the independent director and audit committee requirements set forth in Listing Rule 5605. On March 29, 2021, the Company received a letter from Nasdaq indicating that, based on the appointment of Ms. Charles and Mr. Alvino to the Board and the Audit Committee, the Company had regained compliance with Listing Rule 5605 and that the matter is now closed.

Item 7.01 Regulation FD.

The Company has issued a press release, dated March 25, 2021, announcing the appointment of Ms. Charles and Mr. Alvino to the Board. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein. The information furnished in Exhibit 99.1 hereto shall not be considered “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Exchange Act, unless the Company expressly sets forth in such future filings that such information is to be considered “filed” or incorporated by reference therein.

Item 9.01 Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release, dated March 25, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 30, 2021	Abeona Therapeutics Inc.
(Registrant)

	By:	/s/ Brendan M. O’Malley
	Name:	Brendan M. O’Malley
	Title:	Corporate Secretary